SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
|_| Definitive Consent Statement
|X| Definitive Additional Materials
|X| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             AMP INCORPORATED
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                             ALLIEDSIGNAL INC.
                        PMA ACQUISITION CORPORATION
________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_| No Fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

    1) Title of each class of securities to which transaction applies:

       _______________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

       _______________________________________________________________________

    3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       _______________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

       _______________________________________________________________________

    5) Total fee paid:

       _______________________________________________________________________

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

       _______________________________________________________________________

    2) Form, Schedule or Registration No.

       _______________________________________________________________________

    3) Filing party:

       _______________________________________________________________________

    4) Date filed:

       _______________________________________________________________________

                 Preliminary Copy -- Subject to Completion